UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2004

Polydex Pharmaceuticals Limited

(Exact name of registrant as specified in its chapter)

Commonwealth of the Bahamas	1-8366	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 Comstock Road, Toronto, Ontario, Canada		M1L 2H5
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (416) 755-2231

(Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

Polydex Pharmaceuticals Limited (“Polydex”), has signed a definitive agreement to sell its United States finished product veterinary pharmaceutical business, including substantially all of the assets of its Veterinary Laboratories, Inc. subsidiary, to its longtime joint venture partner, Sparhawk Laboratories, Inc., in exchange for $5,500,000 in cash and an exclusive ten-year commitment from Sparhawk for the purchase of certain bulk chemicals from a Polydex subsidiary, as well as a settlement of all outstanding litigation between Polydex and its subsidiaries and Sparhawk and its shareholders.

On January 14, 2004, Polydex issued a press release announcing this agreement.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit No.	Exhibit
99.1	Press Release of Polydex Pharmaceuticals Limited dated January 14, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2004
POLYDEX PHARMACEUTICALS LIMITED

	By:	\s\	George G. Usher
George G. Usher
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of Polydex Pharmaceuticals Limited dated January 14, 2004